UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2023

SKYLINE CHAMPION CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Indiana	001-04714	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 West Big Beaver Road, Suite 1000
Troy, Michigan		48084
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 614-8211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SKY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported by Skyline Champion Corporation (the “Company”) in its Current Report on Form 8-K filed on October 19, 2023 (the “Original Filing”), on October 13, 2023, the Company completed the acquisition of 100% of the equity interests (the “Transaction”) of Regional Enterprises, LLC and related companies (collectively, “Regional Homes”), which prior to the Transaction were subsidiaries of Regional Holdings Corporation.

The Company is filing this Current Report on Form 8-K/A (this “Amendment”) to amend and supplement the Original Filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Except as described above, no other changes have been made to the Original Filing and this Amendment does not modify or update any other information in the Original Filing. Information in the Original Filing not affected by the inclusion of the financial information described above and attached hereto remains unchanged. Accordingly, this Amendment should be read in conjunction with the Original Filing and the Company’s filings with the Securities and Exchange Commission dated subsequent to the date of the Original Filing.

Item 9.01 Financial Statements and Exhibits.

a)	Financial statements of the businesses acquired

The audited consolidated financial statements of Regional Holdings Corporation as of and for the year ended December 31, 2022, which include the financial information of Regional Homes (in addition to certain subsidiaries not acquired in the Transaction), are filed as exhibit 99.1 to this Amendment and incorporated by reference herein.

The unaudited consolidated financial statements of Regional Holdings Corporation as of and for the six months ended June 30, 2023, which include the financial information of Regional Homes (in addition to certain subsidiaries not acquired in the Transaction), are filed as exhibit 99.2 to this Amendment and incorporated by reference herein.

b)	Pro forma financial information

(i) the Company’s unaudited pro forma condensed combined balance sheet as of September 30, 2023, after giving effect to the Transaction as if it had been completed on September 30, 2023; (ii) the Company’s unaudited pro forma condensed combined income statements for the six months ended September 30, 2023 and the year ended April 1, 2023 after giving effect to the Transaction, in each case, as if it had been completed on April 3, 2022; and (iii) the related notes to the unaudited pro forma financial information, filed as Exhibit 99.3 to this Amendment and incorporated by reference herein.

c)	Exhibits

The following exhibits are furnished herewith:

Exhibit No.	Description
23.1	Consent of BMSS, LLC (as successor in interest to Haddox Reid Eubank Betts PLLC).
99.1	Audited consolidated financial statements of Regional Holdings Corporation and Subsidiaries as of and for the year ended December 31, 2022.
99.2	Unaudited consolidated financial statements of Regional Holdings Corporation as of and for the six months ended June 30, 2023.
99.3	Unaudited pro forma condensed combined financial statements of Skyline Champion Corporation as of and for the six months ended September 30, 2023 and for the year ended April 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyline Champion Corporation

Date:	December 28, 2023	By:	/s/ Robert Spence
Robert Spence Senior Vice President, General Counsel and Secretary